EXHIBIT 99.1

Standard BioTools Reports First Quarter 2023 Financial Results

Net cash used in operating activities of $8.5 million, a 55.8% sequential decline from $19.2 million in the fourth quarter and a 46% reduction from the $15.6 in the first quarter last year

GAAP revenue (includes discontinued/COVID-19 products) decreased 5.2% year-over-year to $25.1 million, with a 1.8% year-over-year increase in ongoing, core product and service revenue to $24.3 million

GAAP product and services margin of 46.6%, an improvement of 567 basis points over fourth quarter 2022; non-GAAP product and service margin grew to 60.9%, a 792 basis point increase over the fourth quarter

GAAP operating expenses of $28.7 million, an 11% sequential decline from $32.3 million in the fourth quarter

Cash, cash equivalents and short-term investments of $154.5 million on March 31, 2023

Company to host conference call and webcast today at 5:00 p.m. ET

SOUTH SAN FRANCISCO, Calif., May 9, 2023 — Standard BioTools Inc. (Nasdaq:LAB), driven by a bold purpose – Unleashing tools to accelerate breakthroughs in human health – today reported financial results for the first quarter ended March 31, 2023.

“Our focus continues to be the fundamental transformation of our core business into a cash flow positive, self-sustaining enterprise from which we can build organically and inorganically. To that end in the quarter, we were able to reduce operating cash burn significantly and stimulate early but encouraging growth in our core product and service business lines,” said Michael Egholm, PhD, President and Chief Executive Officer of Standard BioTools™. “This is the product of a now transformed team and business culture whose focus and hard work over the past twelve months is evident across the business. We are now prepared to execute on the inorganic growth central to our long-term vision.”

Business Update

Proteomics (Mass Cytometry): The company launched the Hyperion XTi™ Imaging System at the American Association for Cancer Research (AACR) conference in April. This system provides a market-leading five-fold increase in the number of slides that can be processed per day over the legacy Hyperion™ Imaging System and favorably positions the technology in the growing spatial biology market. Hyperion XTi is currently in production and initial orders are expected to ship in the second quarter.

Genomics (Microfluidics): The company continues to pursue its new go-to-market strategy detailed last year and focused on key accounts and OEM partners and is actively evaluating additional partnering opportunities with unique and value-added applications where its current genomics product, the X9™ High-Throughput Genomics System, can solve key customer problems.

Operations: The company completed its significant restructuring efforts in the quarter with the finalization of the realignment of its European commercial organization. Additionally, the company subleased another 25% of lab and office space in its South San Francisco (SSF) location, bringing the total SSF footprint reduction to 50%. The company expects to realize the financial benefits of the additional space reduction toward the end of 2023 and into 2024.

Corporate: In January the company announced Betsy Jensen as its new Chief Human Resources Officer, and in March appointed Fenel Eloi as a new Board Member and member of the Audit Committee.

First Quarter 2023 Financial Results

First quarter GAAP total revenue was $25.1 million vs. $26.5 million in the first quarter of 2022, while core product and service revenue, (proteomics and genomics revenue excluding discontinued products) was $24.3 million compared to $23.9 million in the year ago period.

GAAP product and service margin increased 567 basis points sequentially to 46.6%. Non-GAAP product and service margin, which primarily excludes non-cash amortization, increased 792 basis points sequentially to 60.9%.

GAAP operating expenses were $28.7 million for the first quarter, an 11.0% decrease from the fourth quarter of 2022. Non-GAAP operating expenses, which primarily exclude non-cash stock-based compensation, were $25.4 million, a 15.7% decline from the fourth quarter of 2022.

Net cash used in operating activities in the quarter was $8.5 million compared to $19.2 million in the fourth quarter of 2022 and $15.6 million in the first quarter of 2022. The company repurchased approximately 1.3 million shares of its common stock in the quarter for a total of $2.5 million. Cash, cash equivalents and short-term investments on March 31, 2023, totaled $154.5 million.

Outlook for 2023

For 2023, Standard BioTools expects flat-to-moderate growth in core product and service revenues relative to 2022 core product and service revenues of $94.5 million.

GAAP product and services margins are currently expected to increase to 52%–55% by the fourth quarter of 2023. Non-GAAP product and services margins are expected to increase to 65%–68% by the fourth quarter of 2023.

Management expects GAAP operating expenses of approximately $118 million to $123 million with non-GAAP operating expenses (which primarily exclude approximately $13 million of non-cash stock-based compensation expense) of approximately $102 million to $107 million for 2023.

Conference Call Information

The company’s management will host a conference call and webcast today at 2:00 p.m. PT, 5:00 p.m. ET, to discuss first quarter 2023 financial results and operational progress as well as to provide additional color on its strategic actions.

Individuals interested in listening to the conference call may do so by dialing:

US domestic callers: (888) 346-3970
Outside US callers: (412) 902-4297

Live audio of the webcast will be available online from the Investor Relations page of the company’s website at Events & Presentations. The webcast will be archived and available on the Standard BioTools Investor Relations page at investors.standardbio.com.

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Our investor presentation including Supplemental Financial Information has been posted on the investor relations section of our website concurrent with this news release.

Statement Regarding Use of Non-GAAP Financial Information

Standard BioTools has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Use of Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, guidance, including related to revenues, margin, and operating expenses, and statements regarding future financial performance and expectations, operational and strategic plans, deployment of capital, our cash runway and sufficiency of cash resources, potential M&A activity, and expectations with respect to our restructuring plans (including expense reduction activities). Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to risks that we may not realize expected cost savings from the restructuring, including the anticipated decrease in operational expenses, at the levels we expect; possible restructuring and transition-related disruption, including through the loss of customers, suppliers, and employees and adverse impacts on our development activities and results of operation; restructuring activities, including our subleasing plans, customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause us to use cash more quickly than we expect or change or curtail some of our plans, or both; risks that our expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in Standard BioTools’ business or external market conditions; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, Standard BioTools products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to Standard BioTools’ research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. Information on these and additional risks and uncertainties and other information affecting Standard BioTools’ business and operating results is contained in its Annual Report on Form 10-K for the year ended December 31, 2022, and in its other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Standard BioTools disclaims any obligation to update these forward-looking statements except as may be required by law.

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About Standard BioTools Inc.

Standard BioTools Inc. (Nasdaq:LAB), previously known as Fluidigm Corporation, is driven by a bold purpose – Unleashing tools to accelerate breakthroughs in human health. Standard BioTools has an established portfolio of essential, standardized next-generation technologies that help biomedical researchers develop medicines faster and better. As a leading solutions provider, the company provides reliable and repeatable insights in health and disease using its proprietary mass cytometry and microfluidics technologies, which help transform scientific discoveries into better patient outcomes. Standard BioTools works with leading academic, government, pharmaceutical, biotechnology, plant and animal research, and clinical laboratories worldwide, focusing on the most pressing needs in translational and clinical research, including oncology, immunology, and immunotherapy. Learn more at www.standardbio.com or connect with us on Twitter®, Facebook®, LinkedIn, and YouTube™. Standard BioTools, the Standard BioTools logo, Fluidigm, the Fluidigm logo, “Unleashing tools to accelerate breakthroughs in human health,” Hyperion, Hyperion XTi, XTi, and X9 are trademarks and/or registered trademarks of Standard BioTools Inc. or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. Standard BioTools products are provided for Research Use Only. Not for use in diagnostic procedures.

Available Information

Standard BioTools uses its website (standardbio.com), investor site (investors.standardbio.com), corporate Twitter account (@Standard_BioT), Facebook page (facebook.com/StandardBioT), and LinkedIn page (linkedin.com/company/standard-biotools) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and Standard BioTools may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Standard BioTools’ website and its social media accounts in addition to following its press releases, SEC filings, public conference calls, and webcasts.

Investor Contacts

Scott R. Greenstone, CFA

ir@standardbio.com

Peter DeNardo

415 389 6400

ir@standardbio.com

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STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue:
Product revenue	$17,438	$20,004
Service revenue	6,881	6,144
Product and service revenue	24,319	26,148
Other revenue (1)	800	356
Total revenue	25,119	26,504
Costs and expenses:
Cost of product revenue	10,203	12,339
Cost of service revenue	2,792	1,928
Cost of product and service revenue	12,995	14,267
Research and development	6,409	8,865
Selling, general and administrative	22,308	30,875
Total costs and expenses	41,712	54,007
Loss from operations	(16,593)	(27,503)
Interest expense	(1,117)	(1,030)
Loss on forward sale of Series B Preferred Stock	—	(37,792)
Loss on Bridge Loans	—	(10,655)
Other income, net	1,130	118
Loss before income taxes	(16,580)	(76,862)
Income tax benefit (expense)	(263)	574
Net loss	$(16,843)	$(76,288)

Net loss per share, basic and diluted	$(0.21)	$(0.99)
Shares used in computing net loss per share, basic and diluted	79,080	77,031

Notes:

(1) Other revenue includes product development and license revenue

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STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31, 2023	December 31, 2022 (1)
ASSETS
Current assets:
Cash and cash equivalents (2)	$113,663	$81,309
Short-term investments (2)	40,874	84,475
Accounts receivable, net	14,504	17,280
Inventories, net	22,513	21,473
Prepaid expenses and other current assets	3,374	4,278
Total current assets	194,928	208,815
Property and equipment, net	25,002	25,652
Operating lease right-of-use asset, net	32,974	33,883
Other non-current assets	2,665	3,109
Developed technology, net	9,800	12,600
Goodwill	106,285	106,251
Total assets	$371,654	$390,310

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$6,109	$7,914
Accrued compensation and related benefits	8,430	9,153
Operating lease liabilities, current	3,764	3,682
Deferred revenue, current	11,636	10,792
Deferred grant income, current	3,637	3,644
Other accrued liabilities	6,878	6,175
Term loan, current	3,333	2,083
Total current liabilities	43,787	43,443
Convertible notes, net	54,733	54,615
Term loan, non-current	7,001	8,194
Deferred tax liability	1,052	1,055
Operating lease liabilities, non-current	33,151	34,081
Deferred revenue, non-current	3,828	3,816
Deferred grant income, non-current	13,452	14,359
Other non-current liabilities	550	961
Total liabilities	157,554	160,524
Mezzanine equity:
Redeemable preferred stock	311,253	311,253
Total stockholders’ deficit	(97,153)	(81,467)
Total liabilities, mezzanine equity and stockholders’ deficit	$371,654	$390,310

Notes:
(1) Derived from audited consolidated financial statements
(2) Cash and cash equivalents and available for sale securities consist of:
Cash and cash equivalents	$113,663	$81,309
Short-term investments	40,874	84,475
Total cash, cash equivalents and available for sale securities	$154,537	$165,784

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STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2023	2022
Operating activities
Net loss	$(16,843)	$(76,288)
Loss on forward sale of Series B Preferred Stock	—	37,792
Loss on bridge loans	—	10,655
Stock-based compensation expense	3,148	4,042
Amortization of developed technology	2,800	2,968
Depreciation and amortization	862	1,003
Provision for excess and obsolete inventory	350	851
Other non-cash items	(110)	315
Changes in assets and liabilities, net	1,308	3,072
Net cash used in operating activities	(8,485)	(15,590)

Investing activities
Purchases of short-term investments	(6,836)	—
Proceeds from sales and maturities of investments	51,000	—
Purchases of property and equipment	(1,010)	(868)
Net cash provided by (used in) investing activities	43,154	(868)

Financing activities
Proceeds from bridge loans	—	25,000
Repayment of advances under revolving credit facility	—	(6,838)
Repurchase of common stock	(2,466)	—
Payments for employee equity programs, net	(92)	(87)
Net cash provided by (used in) financing activities	(2,558)	18,075
Effect of foreign exchange rate fluctuations on cash and cash equivalents	23	(85)
Net increase in cash, cash equivalents and restricted cash	32,134	1,532
Cash, cash equivalents and restricted cash at beginning of period	82,324	29,467
Cash, cash equivalents and restricted cash at end of period	$114,458	$30,999

Cash and cash equivalents, and available for sale securities consist of:
Cash and cash equivalents	$113,663	$29,983
Short-term investments	40,874	—
Total cash and cash equivalents, and available for sale securities	$154,537	$29,983

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STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands, except per share amounts and percentages)

(Unaudited)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET LOSS

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Net loss (GAAP)	$(16,843)	$(20,825)	$(76,288)
Loss on forward sale of Series B Preferred Stock	—	—	37,792
Loss on bridge loans	—	—	10,655
Stock-based compensation expense	3,148	1,681	4,042
Amortization of developed technology (a)	2,800	2,800	2,967
Depreciation and amortization	862	819	1,003
Interest expense (b)	1,117	1,190	1,030
Loss on disposal of property and equipment (e)	—	100	9
Benefit from acquisition related income taxes (c)	—	(742)	(742)
Net loss (Non-GAAP)	$(8,916)	$(14,977)	$(19,532)
Shares used in net loss per share calculation -
basic and diluted (GAAP and Non-GAAP)	79,080	79,434	77,031

Net loss per share - basic and diluted (GAAP)	$(0.21)	$(0.26)	$(0.99)
Net loss per share - basic and diluted (Non-GAAP)	$(0.11)	$(0.19)	$(0.25)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP PRODUCT AND SERVICE MARGIN (In thousands) (Unaudited)

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Product and service gross profit (GAAP)	$11,324	$10,970	$11,881
Amortization of developed technology (a)	2,800	2,800	2,967
Depreciation and amortization (d)	323	297	315
Stock-based compensation expense (d)	353	133	141
Product and service gross profit (Non-GAAP)	$14,800	$14,200	$15,304

Product and service margin percentage (GAAP)	46.6%	40.9%	45.4%
Product and service margin percentage (Non-GAAP)	60.9%	52.9%	58.5%

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Operating expenses (GAAP)	$28,717	$32,279	$39,740
Stock-based compensation expense (e)	(2,795)	(1,548)	(3,901)
Depreciation and amortization (e)	(539)	(523)	(688)
Loss on disposal of property and equipment (e)	—	(100)	(9)
Operating expenses (Non-GAAP)	$25,383	$30,108	$35,142

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ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP LOSS FROM OPERATIONS

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Loss from operations (GAAP)	$(16,593)	$(21,112)	$(27,503)
Stock-based compensation expense	3,148	1,681	4,042
Amortization of developed technology (a)	2,800	2,800	2,967
Depreciation and amortization	862	819	1,003
Loss on disposal of property and equipment (e)	—	100	9
Loss from operations (Non-GAAP)	$(9,783)	$(15,712)	$(19,482)

Notes:
(a) Represents amortization of developed technology in connection with the DVS and InstruNor acquisitions
(b) Represents interest expense, primarily on convertible debt and the term loan
(c) Represents the tax impact on the purchase of intangible assets in connection with the DVS acquisition
(d) Represents expense associated with cost of product revenue
(e) Represents expense associated with research and development, and selling, general and administrative activities

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STANDARD BIOTOOLS INC.

RECONCILIATION OF TOTAL REVENUE TO CORE REVENUE

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Total revenue (GAAP)	$25,119	$27,021	$26,504
Total revenue from discontinued COVID-19 product line	—	—	(2,260)
Other revenue (a)	(800)	(197)	(356)
Core revenue	$24,319	$26,824	$23,888

Note:
(a) Other revenue includes development and license revenue

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